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                                                                    EXHIBIT 10.7


                          AMENDMENT AND CLARIFICATION
                                      TO
                           STOCK TRANSFER AGREEMENT


     This Amendment and Clarification to Stock Transfer Agreement ("Amendment") is entered into effective as of September 27, 1999 by and between WorldQuest Communications, Inc. ("Communications"), Eagle Venture Capital, LLC (f/k/a WorldQuest Networks, LLC) ("LLC") and WorldQuest Networks, Inc. (the "Corporation"), and amends that certain Stock Transfer Agreement entered into as of December 7, 1998 by and between Communications, LLC and the Corporation.

     1. The parties hereby acknowledge and agree that the reference in the Agreement to 360,000 shares of common stock, constituting twelve percent (12%) of the issued and outstanding shares of the Corporation, is incorrect and should be corrected so that it is a reference to 300,000 shares of common stock and ten percent (10%). The Agreement shall be hereby deemed amended to correct such references at all places.

     2.   Except as amended hereby, the Agreement is not otherwise amended.

     Executed as of the date and year first above written.

                              WORLDQUEST COMMUNICATIONS, INC.


                              By:   /s/ Denton Jones
                                 -----------------------------------------------
                                    E. Denton Jones, President

                              WORLDQUEST NETWORKS, INC.


                              By:   /s/ Michael Lanham
                                 -----------------------------------------------
                                    Michael Lanham, President

                              EAGLE VENTURE CAPITAL, LLC
                              (f/k/a WorldQuest Networks, LLC)


                              By:   /s/ B. Michael Adler
                                 -----------------------------------------------
                                    B. Michael Adler, Chief Executive Officer